Exhibit 3.2

BY-LAWS

OF

QUALITY DISTRIBUTION, INC.

TABLE OF CONTENTS

ARTICLE I

Offices

SECTION A. PRINCIPAL OFFICE	1
SECTION B. OTHER OFFICES	1

ARTICLE II

Shareholders

SECTION A. PLACE OF MEETINGS	1
SECTION B. ANNUAL MEETING	1
SECTION C. SPECIAL MEETINGS	1
SECTION D. NOTICE	2
SECTION E. ADJOURNMENTS	2
SECTION F. QUORUM	2
SECTION G. VOTING	2
SECTION H. PROXIES	3
SECTION I. CONSENT OF SHAREHOLDERS IN LIEU OF MEETING	3
SECTION J. LIST OF SHAREHOLDERS ENTITLED TO VOTE	4
SECTION K. RECORD DATE	5
SECTION L. STOCK LEDGER	5
SECTION M. CONDUCT OF MEETINGS	6
SECTION N. INSPECTORS	6

ARTICLE III

Board of Directors

SECTION A. NUMBER AND ELECTION OF DIRECTORS	6
SECTION B. VACANCIES	7
SECTION C. DUTIES AND POWERS	7
SECTION D. MEETINGS	7
SECTION E. ORGANIZATION	7
SECTION F. RESIGNATION AND REMOVALS OF DIRECTORS	8
SECTION G. QUORUM	8
SECTION H. ACTION OF THE BOARD BY WRITTEN CONSENT	8
SECTION I. MEETING BY TELEPHONE, ETC.	8
SECTION J. COMMITTEES	9
SECTION K. COMPENSATION	9
SECTION L. INTERESTED DIRECTORS	9

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ARTICLE IV

Officers

SECTION A. GENERAL	10
SECTION B. ELECTION	10
SECTION C. VOTING SECURITIES OWNED BY THE CORPORATION	10
SECTION D. DUTIES OF THE CHAIRMAN OF THE BOARD	10
SECTION E. DUTIES OF THE PRESIDENT	11
SECTION F. DUTIES OF VICE PRESIDENTS	11
SECTION G. DUTIES OF THE SECRETARY	11
SECTION H. DUTIES OF THE TREASURER	12
SECTION I. DUTIES OF ASSISTANT SECRETARIES	12
SECTION J. DUTIES OF ASSISTANT TREASURERS	12
SECTION K. DUTIES OF OTHER OFFICERS	12

ARTICLE V

Indemnification of Directors and Officers

SECTION A. GENERAL	13
SECTION B. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION	13
SECTION C. OBLIGATION TO INDEMNIFY	14
SECTION D. DETERMINATION THAT INDEMNIFICATION IS PROPER	14
SECTION E. EVALUATION AND AUTHORIZATION	14
SECTION F. PREPAYMENT OF EXPENSES	14
SECTION G. NONEXCLUSIVITY AND LIMITATIONS	14
SECTION H. CONTINUATION OF INDEMNIFICATION RIGHT	15
SECTION I. INSURANCE	15

ARTICLE VI

Stock

SECTION A. FORM OF CERTIFICATES	15
SECTION B. SIGNATURES	15
SECTION C. LOST CERTIFICATES	16
SECTION D. TRANSFERS	16
SECTION E. DIVIDEND RECORD DATE	16
SECTION F. RECORD OWNERS	16
SECTION G. TRANSFER AND REGISTRY AGENTS	16

ARTICLE VII

Notices

SECTION A. NOTICES	17
SECTION B. WAIVERS OF NOTICE	17

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ARTICLE VIII

General Provisions

SECTION A. DIVIDENDS	18
SECTION B. DISBURSEMENTS	18
SECTION C. FISCAL YEAR	18
SECTION D. CORPORATE SEAL	18

ARTICLE IX

Amendments

SECTION A. AMENDMENTS	18

iii

BY-LAWS

OF

QUALITY DISTRIBUTION, INC.

(hereinafter called the “Corporation”)

ARTICLE I

Offices

SECTION A. PRINCIPAL OFFICE. The principal office of the Corporation shall be in Tampa, County of Hillsborough, and State of Florida, or such other place within or without the state of Florida as the Board of Directors may from time to time determine.

SECTION B. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Florida as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

Shareholders

SECTION A. PLACE OF MEETINGS. Meetings of the shareholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Florida, as shall be designated from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of the shareholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the Florida Business Corporation Act (the “FBCA”).

SECTION B. ANNUAL MEETINGS. A meeting of the shareholders shall be held annually for the purpose of electing directors and for transacting such other business as may come before the meeting. The Annual Meeting of Shareholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Shareholders.

SECTION C. SPECIAL MEETINGS. Unless otherwise required by law or by the articles of incorporation of the Corporation, as amended and restated from time to time (the “Articles of Incorporation”), Special Meetings of Shareholders, for any purpose or purposes, may be called by either (i) the Chairman, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of (i) the Board of Directors, (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings or (iii) shareholders owning not less than fifty percent (50%) of the capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. At a Special Meeting of Shareholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

SECTION D. NOTICE . Whenever shareholders are required or permitted to take any action at an annual or special meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to notice of and to vote at such meeting.

SECTION E. ADJOURNMENTS. Any meeting of the shareholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section D hereof shall be given to each shareholder of record entitled to notice of and to vote at the meeting.

SECTION F. QUORUM. Unless otherwise required by applicable law or the Articles of Incorporation, the holders of a majority of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, a majority vote of the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section E hereof, until a quorum shall be present or represented.

SECTION G. VOTING. Unless otherwise required by law, the Articles of Incorporation or these By-Laws, or permitted by the rules of any stock exchange on which the Corporation’s shares are listed and traded, any question brought before any meeting of the shareholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation’s capital stock represented at the meeting and entitled to vote on such question, voting as a single class. Unless otherwise provided in the Articles of Incorporation, and subject to Section L(1) of this Article II, each shareholder represented at a meeting of the shareholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such shareholder. Such votes may be cast in person or by proxy as provided in Section H of this Article II. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the shareholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

SECTION H. PROXIES. Each shareholder entitled to vote at a meeting of the shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder as proxy, but no such proxy shall be voted upon after 11 months from its date, unless such proxy provides for a longer period. Each proxy shall be effective upon delivery to the Secretary before or at the time of the meeting. A proxy may be revoked at the pleasure of the record owner of the shares to which it relates unless the proxy conspicuously states it is irrevocable and is coupled with an interest. Without limiting the manner in which a shareholder may authorize another person or persons to act for such shareholder as proxy, the following shall constitute a valid means by which a shareholder may grant such authority:

(1) A shareholder may execute a writing authorizing another person or persons to act for such shareholder as proxy. Execution may be accomplished by the shareholder or such shareholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(2) A shareholder may authorize another person or persons to act for such shareholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the shareholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a shareholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

SECTION I. CONSENT OF SHAREHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the Articles of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Florida, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section I to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Florida, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a shareholder or proxy holder, or by a person or persons authorized to act for a shareholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this Section I, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the telegram, cablegram or other electronic transmission was transmitted by the shareholder or proxy holder or by a person or persons authorized to act for the shareholder or proxy holder and (ii) the date on which such shareholder or proxy holder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in the State of Florida, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given within ten (10) days after obtaining such written consent to those shareholders who have not consented in writing and to each shareholder who is not entitled to vote on the action. The notice shall summarize the material features of the authorized action and, if the be such for which dissenters’ rights are provided under the FBCA, the notice shall contain a clear statement of the rights of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of the FBCA regarding the rights of dissenting shareholders.

SECTION J. LIST OF SHAREHOLDERS ENTITLED TO VOTE. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. If the requirements of this section have not been substantially complied with, the meeting shall be adjourned on the demand of any shareholder (in person or by proxy) until there has been substantial compliance with the requirements. If no demand for adjournment is made, failure to comply with the requirements of this section does not affect the validity of any action taken at the meeting.

SECTION K. RECORD DATE.

(1) In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of the shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of the shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(2) In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Florida, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

SECTION L. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section J of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of the shareholders.

SECTION M. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any meeting of the shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

SECTION N. INSPECTORS. In advance of any meeting of the shareholders, the Board of Directors, by resolution, the Chairman or the President shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the shareholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable law.

ARTICLE III

Board of Directors

SECTION A. NUMBER AND ELECTION OF DIRECTORS. The Board of Directors shall consist of not less than one nor more than fifteen members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section B of this Article III, directors shall be elected by a plurality of the votes cast at each Annual Meeting of Shareholders and each director so elected shall hold office until the next Annual Meeting of Shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors shall be natural persons who are eighteen (18) years of age or older but need not be residents of the state of Florida or shareholders.

SECTION B. VACANCIES. Unless otherwise required by law or the Articles of Incorporation, vacancies on the Board of Directors or any committee thereof arising through death, resignation, removal, an increase in the number of directors constituting the Board of Directors or such committee or otherwise may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, or by the shareholders. The directors so chosen shall, in the case of the Board of Directors, hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal and, in the case of any committee of the Board of Directors, shall hold office until their successors are duly appointed by the Board of Directors or until their earlier death, resignation or removal.

SECTION C. DUTIES AND POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these By-Laws required to be exercised or done by the shareholders.

SECTION D. MEETINGS. Promptly after each annual meeting of shareholders, the Board of Directors shall hold its annual meeting for the purpose of the election of officers and the transaction of such other business as may come before the meeting. If such meeting is held at the same place as and immediately following such annual meeting of shareholders and if a majority of the directors are present at such place and time, no prior notice of such meeting shall be required to be given to the directors. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Florida. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or by any director. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, the President, or any director serving on such committee. Notice thereof stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or electronic means on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

SECTION E. ORGANIZATION. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, a director chosen by a majority of the directors present, shall act as chairman. Except as provided below, the Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

SECTION F. RESIGNATION AND REMOVALS OF DIRECTORS. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, if there be one, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of any class of stock then outstanding, any director(s) or the entire Board of Directors may be removed from office at any time by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors, at a meeting for which the notice stated the purpose (or one of the purposes) was the removal of such director(s). Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

SECTION G. QUORUM. Except as otherwise required by law, or the Articles of Incorporation or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

SECTION H. ACTION OF THE BOARD BY WRITTEN CONSENT. Unless otherwise provided by law, the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION I. MEETING BY TELEPHONE, ETC. Unless otherwise provided in the Articles of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section I shall constitute presence in person at such meeting.

SECTION J. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Subject to the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these By-Laws and, to the extent that there is any inconsistency between these By-Laws and any such resolution or charter, the terms of such resolution or charter shall be controlling.

SECTION K. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

SECTION L. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV

Officers

SECTION A. GENERAL. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, also may choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Articles of Incorporation or these By-Laws. The officers of the Corporation need not be shareholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

SECTION B. ELECTION. The Board of Directors, at its first meeting held after each Annual Meeting of Shareholders (or action by written consent of shareholders in lieu of the Annual Meeting of Shareholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and each officer of the Corporation shall hold office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

SECTION C. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

SECTION D. DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the shareholders and of the Board of Directors. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation, unless the Board of Directors designates the President as the Chief Executive Officer, and, except where by law the signature of the President is required, the Chairman of the

Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board of Directors.

SECTION E. DUTIES OF THE PRESIDENT. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the shareholders and, provided the President is also a director, the Board of Directors. If there be no Chairman of the Board of Directors, or if the Board of Directors shall otherwise designate, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these By-Laws or by the Board of Directors.

SECTION F. DUTIES OF VICE PRESIDENTS. At the request of the President or in the President’s absence or in the event of the President’s inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there are more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

SECTION G. DUTIES OF THE SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer’s signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

SECTION H. DUTIES OF THE TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Corporation.

SECTION I. DUTIES OF ASSISTANT SECRETARIES. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

SECTION J. DUTIES OF ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer’s inability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer’s possession or under the Assistant Treasurer’s control belonging to the Corporation.

SECTION K. DUTIES OF OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

Indemnification of Directors and Officers

SECTION A. GENERAL. To the fullest extent permitted by the FBCA, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the Corporation to provide broader indemnification rights than prior to such amendment, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (other than an action by or in the right of the Corporation), whether civil, criminal, administrative, investigative or otherwise, and whether formal or informal, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against judgments, amounts paid in settlement, penalties, fines (including an excise tax assessed with respect to any employee benefit plan) and expenses (including counsel fees, including those for appeal) actually and reasonably incurred in connection with any such action, suit or other proceeding, including any appeal thereof, if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any such action, suit or other proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that such person reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

SECTION B. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. To the fullest extent permitted by the FBCA, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the Corporation to provide broader indemnification rights than prior to such amendment, the Corporation shall indemnify any person who is or was a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or other type of proceeding (as further described in Section A of this Article V) by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including counsel fees) and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expenses of litigating the action, suit or other proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such action, suit or other proceeding including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section B in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such action, suit or other proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses that such court shall deem proper.

SECTION C. OBLIGATION TO INDEMNIFY. To the extent that a director or officer has been successful on the merits or otherwise in defense of any action, suit or other proceeding referred to in Section A or Section B of this Article V, or in the defense of any claim, issue or matter therein, such person shall, upon application, be indemnified against expenses (including counsel fees) actually and reasonably incurred by such person in connection therewith.

SECTION D. DETERMINATION THAT INDEMNIFICATION IS PROPER. Indemnification pursuant to Section A or Section B of this Article V, unless made under the provisions of Section C of this Article V or unless otherwise made pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the indemnified person has met the applicable standard of conduct set forth in Section A or Section B of this Article V. Such determination shall be made either (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or other proceeding to which the indemnification relates; (2) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (the designation being one in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to such action, suit or other proceeding; (3) by independent legal counsel (i) selected by the Board of Directors in accordance with the requirements of subsection (1) or by a committee designated under subsection (2) or (ii) if a quorum of the directors cannot be obtained and a committee cannot be designated, selected by majority vote of the full Board of Directors (the vote being one in which directors who are parties may participate); or (4) by the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such action, suit or other proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such action, suit or other proceeding.

SECTION E. EVALUATION AND AUTHORIZATION. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as is prescribed in Section D of this Article V for the determination that indemnification is permissible; provided, however, that if the determination as to whether indemnification is permissible is made by independent legal counsel, the persons who selected such independent legal counsel shall be responsible for evaluating the reasonableness of expenses and may authorize indemnification.

SECTION F. PREPAYMENT OF EXPENSES. Expenses (including attorneys’ fees, paralegals’ fees and court costs) incurred by a director or officer in defending a civil or criminal action, suit or other proceeding referred to in Section A or Section B of this Article V shall be paid by the Corporation in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if such person is ultimately found not to be entitled to indemnification by the Corporation pursuant to this Article V.

SECTION G. NONEXCLUSIVITY AND LIMITATIONS. The indemnification and advancement of expenses provided pursuant to this Article V shall not be deemed exclusive of any other rights to which a person may be entitled under any law, by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in any other capacity while holding office with the Corporation. The Board of Directors may, at any time, approve indemnification of or advancement of expenses to any other person that the Corporation has the power by law to indemnify, including, without limitation, employees and agents of the Corporation. in all cases not specifically provided for in this Article VI, indemnification or advancement of expenses shall not be made to the extent that such indemnification or advancement of expenses is expressly prohibited by law.

SECTION H. CONTINUATION OF INDEMNIFICATION RIGHT. Unless expressly otherwise provided when authorized or ratified by this corporation, indemnification and advancement of expenses as provided for in this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person, unless otherwise provided when authorized or ratified. For purposes of this Article V, the term “corporation” includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director or officer of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this Article V with respect to the resulting or surviving corporation as such person would have been with respect to such constituent corporation if its separate existence had continued.

SECTION I. INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against the liability under the provision.

ARTICLE VI

Stock

SECTION A. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman of the Board of Directors, or the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such shareholder in the Corporation.

SECTION B. SIGNATURES. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

SECTION C. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

SECTION D. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

SECTION E. DIVIDEND RECORD DATE. In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION F. RECORD OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

SECTION G. TRANSFER AND REGISTRY AGENTS. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VII

Notices

SECTION A. NOTICES. Whenever written notice is required by law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or shareholder, such notice may be given by mail, addressed to such director, member of a committee or shareholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the Corporation under applicable law, the Articles of Incorporation or these By-Laws shall be effective if given by a form of electronic transmission if consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the shareholder. Notice to directors or committee members may be given personally or by telegram, telex, cable or by means of electronic transmission.

SECTION B. WAIVERS OF NOTICE. Whenever any notice is required by applicable law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or shareholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Shareholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Articles of Incorporation or these By-Laws.

ARTICLE VIII

General Provisions

SECTION A. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the requirements of the FBCA and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section H of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

SECTION B. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION C. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION D. CORPORATE SEAL. The corporate seal shall have the name of the Corporation, the word “SEAL” and the year of incorporation inscribed thereon, and may be a facsimile, engraved, printed or impression seal. An impression of said seal appears on the margin hereof.

SECTION E. PRECEDENT OF ARTICLES OF INCORPORATION. Any provision of the Articles of Incorporation of the Corporation shall, subject to law, control and take precedent over any provision of these By-laws inconsistent therewith.

ARTICLE IX

Amendments

SECTION A. AMENDMENTS. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the shareholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of the shareholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office; provided, however, that the Board of Directors may not alter, amend or repeal any By-law if (a) the Articles of Incorporation of the Corporation or the FBCA reserve the power to alter, amend or repeal any By-law exclusively to the shareholders or (b) if the shareholders, in amending or repealing any By-law, expressly provide that the By-law is not subject to amendment or repeal by the Board. As used in this Article IX and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

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